HENDERSON GLOBAL FUNDS
Henderson International Select Equity Fund

Supplement dated November 21, 2016 to the
Prospectus dated November 30, 2015, as amended December 17, 2015, August 12, 2016 and October 10, 2016 and to the Summary Prospectus dated August 12, 2016

Henderson Unconstrained Bond Fund

Supplement dated November 21, 2016 to the
Prospectus dated November 30, 2015, as amended December 17, 2015 and October 10, 2016 and to the Summary Prospectus dated November 30, 2015

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

The Board of Trustees (the “Board”) of Henderson Global Funds (the “Trust”), at the recommendation of Henderson Global Investors (North America) Inc. (“HGINA”), the investment adviser to each series of the Trust, including Henderson International Select Equity Fund (“International Select Equity Fund”) and Henderson Unconstrained Bond Fund (“Unconstrained Bond Fund,” and together with International Select Equity Fund, the “Funds”), has determined that it is in the best interests of each of the Funds and its shareholders to cease operations and liquidate any remaining assets on a pro rata basis to shareholders and has approved the closing and liquidation of the Funds (the “Liquidation”).  In this connection, the Board has approved an Agreement and Plan of Liquidation for the Funds pursuant to which each of the Funds will be liquidated on or about December 29, 2016 (the “Liquidation Date”).  This date may be changed without notice at the discretion of the Trust’s officers.
Shareholders should be aware that, in anticipation of the Liquidation of the Funds, the Funds are no longer pursuing their investment objectives or engaging in any business activities except for the purposes of winding up their business and affairs, preserving the value of their assets, paying their liabilities and distributing their remaining assets to shareholders.  In addition, in preparation for the Liquidation, each of the Funds may increase its cash holdings.  The expenses incurred in connection with the Liquidation will be borne by HGINA, as set forth in the Agreement and Plan of Liquidation.
Suspension of Sales and Waiver of CDSCs. Effective as of the date of this Supplement, the Funds will no longer sell shares to new investors or existing investors, provided that the Funds may in their discretion permit investments by certain accounts that require additional time to change investment options.  In addition, effective as of the date of this Supplement: (i) contingent deferred sales charges (“CDSCs”) will be waived for shareholder redemptions; and (ii)  the Distribution and/or Service (12b-1) Fees for Class A and Class C shares of each of the Funds are discontinued.
Mechanics of the Liquidation. In connection with the Liquidation, any shares of the Funds outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date.  The proceeds of any such redemption will be equal to the net asset value of such shares after the Funds have paid or provided for all of their charges, taxes, expenses and liabilities.  The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all the Funds’ shareholders of record at the time of the Liquidation.  Additionally, the Funds must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final Liquidation distribution. International Select Equity Fund is expected to make its annual net income distribution on December 21, 2016; thereafter, the Fund’s undistributed net income, if any, will be distributed in connection with the Liquidation distribution.  As to Unconstrained Bond Fund, the Fund’s December monthly distribution of net investment income, if any, is expected to be made in connection with its Liquidation distribution.
Other Alternatives.  At any time prior to the Liquidation Date, shareholders of the Funds may redeem their shares of the Funds in the ordinary course and receive the net asset value thereof, pursuant to the procedures set forth under “How to Purchase, Exchange and Redeem Shares” in the Prospectus.  Shareholders may also exchange their Fund’s shares for shares of the same class of any other fund in the Henderson Global Funds complex, as described in and subject to any restrictions set forth under “How to Purchase, Exchange and Redeem Shares” in the Prospectus.  Each shareholder who does not choose either of these options and remains in International Select Equity Fund and/or Unconstrained Bond Fund will receive a liquidating cash distribution equal to the net asset value of the Fund shares that such shareholder holds at the time of the Liquidation, as described under “Mechanics of the Liquidation” above.
U.S. Federal Income Tax Matters.  Although the Liquidation is not expected to be a taxable event for the Funds, for taxable shareholders the automatic redemption of shares of the Funds on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in gain or loss for federal income tax purposes.  Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto.  See “Other Information – Federal Income Tax Considerations in the Prospectus.”  Shareholders should consult their tax advisors to discuss the income tax consequences of the Liquidation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS,
SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE